Exhibit 10.2

 ADDENDUM TO THE LINE OF CREDIT AGREEMENT

THIS ADDENDUM TO THE LINE OF CREDIT AGREEMENT (the “LOC”) is entered into on the 12th day of May, 2011 (the “Effective Date”), and relates to the Line of Credit agreement dated October 5, 2010 and entered into by and between CelLynx Group, Inc., a Nevada corporation (the “Borrower”), and 5BARZ INTERNATIONAL INC., a Nevada Corporation (the “Lender”) as assigned to the Company on December 30, 2010.  Each of the Lender and the Borrower may be referred to individually herein as a “Party” and collectively as the “Parties.”

RECITALS

A.           This Agreement provides for an amendment to the Line of Credit to be made available by the Lender to the Borrower on the terms and conditions hereafter provided.

B.           Borrower is desirous of borrowing under the terms of a revolving line of credit agreement in the aggregate amount of $2.5 million dollars and Lender is agreeable to provide those proceeds subject to the amendment of the terms provided herein.

AGREEMENT

NOW, THEREFORE, based on the stated premises, which are incorporated herein by reference, and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefit to the parties to be derived here from, it is hereby agreed as follows:

That pursuant to article 2 (a) of the agreement dated for reference the 5th day of October 2010 as amended, and further assigned, that the payment of the unpaid balance of $2,206,500  payable at the date hereof be made payable, pursuant to this agreement on or before the following dates;

On or before June 30, 2011                                                                $160,000

On or before August 31,2011                                                            $240,000

On or before October, 31,2011                                                           $500,000

On or before December 1,2011                                                          $1,306,500

IN WITNESS WHEREOF, the Lender and the Borrower have caused this Line of Credit Agreement to be duly executed effective as of the Effective Date.

LENDER:

5BARZ INTERNATIONAL INC.,
a Nevada Corporation

By: /s/ Daniel Bland
Name: Daniel Bland
Its: Chief Executive Officer

BORROWER:

THE CELLYNX GROUP, INC.,
a Nevada corporation

By: /s/ Norman W. Collins
Name: Norman W. Collins
Its: Chairman and Chief Executive Officer